UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2021

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. OTHER EVENTS.

On April 27, 2021, Pacific Biosciences of California, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company (the “Board”) has nominated Hannah A. Valantine, M.D. to stand for election to the Board as a Class II director at the Company’s 2021 Annual Meeting. Dr. Michael Hunkapiller, currently a Class II director, is not standing for re-election, but will continue to serve as a member of the Board until the expiration of his current term ending on the date of the 2021 Annual Meeting.

Dr. Valantine currently serves as Professor of Medicine (Cardiovascular) at the Stanford University Medical Center, where she has been a faculty member since 1987. From April 2014 to September 2020, Dr. Valantine served as Chief Officer for Scientific Workforce Diversity at the National Institutes of Health, and as a Senior Investigator in the Intramural Research Program at the National Heart, Lung, and Blood Institute. From November 2004 to April 2014, Dr. Valantine was Professor of Cardiovascular Medicine and the Senior Associate Dean for Diversity and Leadership at Stanford. Dr. Valantine also serves as Principal and Founder of HAV LLC, a consulting company for diversity, equity and inclusion that she founded in January 2021.

There are no family relationships between Dr. Valantine and any director or executive officer of the Company, and Dr. Valantine was not nominated by the Board to serve as a director pursuant to any arrangement or understanding with any person. Dr. Valantine has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K. More information about Dr. Valantine and the 2021 Annual Meeting will be available in the Company’s proxy statement.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Important Additional Information and Where You Can Find It

The Company will furnish its proxy statement and a proxy card for its 2021 Annual Meeting to each stockholder entitled to vote at the 2021 Annual Meeting, and will file the proxy statement with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders. Before making any voting decision, stockholders should carefully read the proxy statement (including any supplements or amendments), and any other relevant documents that the Company may file with the SEC when they become available, because they will contain important information. Copies of the proxy statement (when it becomes available), any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge on the “Investors Relations” section of the Company’s website at investor.pacificbiosciences.com or by directing a request to the attention of Investor Relations, Pacific Biosciences of California, Inc., 1305 O’Brien Drive, Menlo Park, CA 94025.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995 with respect to its 2021 Annual Meeting. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this report and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements contained in the Company’s filings with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated April 27, 2021 titled “Pacific Biosciences Nominates Dr. Hannah Valantine to its Board of Directors”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Eric E. Schaefer
Eric E. Schaefer
Vice President and Chief Accounting Officer

Date: April 27, 2021

Exhibit 99.1

Pacific Biosciences Nominates Dr. Hannah Valantine to its Board of Directors

MENLO PARK, Calif., April 27, 2021 (GLOBE NEWSWIRE) — Pacific Biosciences of California, Inc. (Nasdaq: PACB), a leading provider of high-quality, long-read sequencing platforms, announced today that Dr. Hannah Valantine has been nominated for election to the Company’s Board of Directors as a Class II director at the Company’s 2021 Annual Meeting of Stockholders. Dr. Valantine is currently a Professor of Medicine (Cardiovascular) at the Stanford University Medical Center and for the past seven years she has served as the Chief Officer for Scientific Workforce Diversity overseeing NIH efforts to increase diversity in biomedical research. In 2020, she was elected to the National Academy of Medicine for both her pioneering research in organ transplantation and workforce diversity.

Dr. Michael Hunkapiller, currently a Class II director, is not standing for re-election, but will continue to serve as a member of the Board of Directors until the expiration of his current term ending on the date of the 2021 Annual Meeting. Dr. Hunkapiller will remain an advisor to the Board after the expiration of his current term.

“Dr. Valantine is a recognized pioneer in her field, and we are thrilled to have her as a nominee to join our Board,” said Christian Henry, President and Chief Executive Officer. “Her expertise and leadership in critical areas of clinical expansion and workforce diversity will be positive force multipliers in our strategic approach to the clinic and to continuing to build and attract talent as we build a world-class organization. Hannah’s vision, integrity and passion are fully aligned with PacBio’s values.”

“Great minds think differently,” shared Dr. Valantine. “We need diversity of thought and perspectives to solve the major challenges in biomedicine and to achieve health equity for all. I am very excited to be nominated to join the inspiring team on the Board of Directors at PacBio.”

Since 1987, Dr. Valantine has been a Professor of Medicine at the Stanford University School of Medicine. She was appointed Assistant Professor of Medicine, rising to full Professor of Medicine in 2000, and becoming the inaugural Senior Associate Dean for Diversity and Leadership, in 2004. She pursued a data-driven transformative approach to this work, receiving the NIH director’s pathfinder award. Dr. Francis Collins, NIH director, recruited her in 2014 as the inaugural NIH Chief Officer for Scientific Workforce diversity, and as a tenured investigator in the National Heart, Lung, and Blood Institute’s intramural research program where she established the laboratory of transplantation genomics. Hannah received her M.B.B.S. degree from London University, cardiology fellowship at Stanford, and Doctor of Medicine from London University.

About Pacific Biosciences

Pacific Biosciences of California, Inc. (NASDAQ: PACB) is empowering life scientists with highly accurate long-read sequencing. The company’s innovative instruments are based on Single Molecule, Real-Time (SMRT®) Sequencing technology, which delivers a comprehensive view of genomes, transcriptomes, and epigenomes, enabling access to the full spectrum of genetic variation in any organism. Cited in thousands of peer-reviewed publications, PacBio® sequencing systems are in use by scientists around the world to drive discovery in human biomedical research, plant and animal sciences, and microbiology. For more information, please visit www.pacb.com and follow @PacBio.

PacBio products are provided for Research Use Only. Not for use in diagnostic procedures.

Important Additional Information and Where You Can Find It

The Company will furnish its proxy statement and a proxy card for its 2021 Annual Meeting to each stockholder entitled to vote at the 2021 Annual Meeting, and will file the proxy statement with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders. Before making any voting decision, stockholders should carefully read the proxy statement (including any supplements or amendments), and any other relevant documents that the Company may file with the SEC when they become available, because they will contain important information. Copies of the proxy statement (when it becomes available), any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge on the “Investors Relations” section of the Company’s website at investor.pacificbiosciences.com or by directing a request to the attention of Investor Relations, Pacific Biosciences of California, Inc., 1305 O’Brien Drive, Menlo Park, CA 94025.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995 with respect to its 2021 Annual Meeting. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this report and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements contained in the Company’s filings with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements.

Investors:

Todd Friedman

ir@pacificbiosciences.com

Media:

Jen Carroll

jcarroll@pacificbiosciences.com